UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2008
Dot Hill Systems Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-13317	13-3460176

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2200 Faraday Avenue, Suite 100
Carlsbad, California	92008

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 931-5500
Not Applicable.
(Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On June 26, 2008, we announced preliminary results for the second quarter ended June 30, 2008 in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit	Description
99.1	Press Release of Dot Hill Systems Corp. dated June 26, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.
By:	/s/ Hanif I. Jamal
Hanif I. Jamal
Senior Vice President, Chief Financial Officer and Secretary

Date: June 26, 2008

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Dot Hill Systems Corp. dated June 26, 2008.